FIELDCREST CANNON, INC.

                             Inter-Office Correspondence


                                    July 12, 1993



          PERSONAL & CONFIDENTIAL

          Mr. R. E. Dellinger
          New York

          RE:     Employee Retention Agreement

          Dear Bob:

               Fieldcrest Cannon, Inc. (the "Company")  recognizes that, as is the case with many publicly-held corporations, the possibility of a change  in control may exist and  that such possibility, and the uncertainty  and  questions  which it  may  raise  among  key personnel, may  result  in the  departure or  distraction of  key personnel to the detriment  of the Company, its stockholders  and its customers.

               The  Board of  Directors of  the  Company (the  "Board") has

          determined that  appropriate steps  should be taken  to reinforce and  encourage  the continued  attention  and  dedication of  the

          Company's  key personnel,  including yourself, to  their assigned duties without distraction in  the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company.

               In order to induce  you to remain in its employ, the Company agrees that you shall receive the severance benefits set forth in this  letter  agreement  (the  "Agreement")  in  the  event  your employment with the Company is terminated under the circumstances described below subsequent to a "Change in Control" of the

          Company (as defined below).

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               1.   Change in Control.

                    As  used herein,  the  following terms  shall have  the

          following respective meanings:

                    (a)  A "Change  in Control" shall occur or be deemed to

               have occurred only  if any  of the  following events  occur:

               (i) any "person," as such term is used in Sections 13(d) and

               14(d) of  the Securities  Exchange Act  of 1934,  as amended

               (the "Exchange Act"),  (other than Dumaines Trust,  Amoskeag

               Company,   a  Delaware  corporation   ("Amoskeag"),  or  any

               majority owned subsidiary thereof, the Company, any  trustee or  other  fiduciary holding  securities  under an  employee benefit plan of the Company, any trustee  or other fiduciary of  a trust  treated for  federal income  tax purposes  as a grantor  trust of which the  Company is the  grantor, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership  of  stock  of  the  Company)  is  or  becomes the

               "beneficial  owner"  (as defined  in  Rule  13d-3 under  the

               Exchange Act), directly or  indirectly, of securities of the

               Company  representing 30%  or  more of  the combined  voting power of  the Company's  then outstanding securities  or any

               matter  which  could    come  before  its  stockholders  for

               approval; (ii) any "person"  (other than the Dumaines Trust,

               the  Company,   any  trustee  or   other  fiduciary  holding

               securities under  an employee  benefit plan of  the Company,

               any  trustee  or other  fiduciary  of  a trust  treated  for federal  income tax purposes as a grantor trust of which

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               the Company is the grantor, or any corporation owned directly

               or indirectly   by  the   stockholders   of  the   Company   in

               substantially  the  same proportion  as  their ownership  of stock of the Company) is or  becomes the "beneficial owner,"

               directly   or   indirectly,   of   securities   of  Amoskeag

               representing 30%  or more  of the  combined voting  power of

               Amoskeag's then outstanding  securities on any matter  which could come before its stockholders for approval, at any time at  which Amoskeag  is the  "beneficial owner,"  directly or indirectly, of securities of the Company representing 30% or more of  the  combined voting  power of  the Company's  then outstanding securities on any matter which could come before the stockholders for approval;  (iii) individuals who, as of the  date  hereof, constitute  the  Board  (as  of the  date hereof,  the  "Incumbent Board")  cease  for  any reason  to constitute at  least a majority of the  Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination  for election by the Company's stockholders,  was approved by a vote of at least a majority of the directors then  comprising the Incumbent Board (other than  an  election  or  nomination of  an  individual  whose initial assumption of office is in connection with an actual or threatened  election contest relating to  the election of the directors of the Company, as such terms are used in Rule

               14a-11 of Regulation  14A under the Exchange  Act) shall be,

               for purposes  of this  Agreement, considered as  though such person were  a  member  of the

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               Incumbent Board; (iv) the stockholders of the Company approve a merger or consolidation of the Company with any other

               corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining  outstanding  or by  being  converted  into voting securities of  the surviving  entity) more  than 80%  of the combined  voting  power  of  the voting  securities  of  the

               Company  or  such surviving  entity  outstanding immediately after  such  merger  or  consolidation or  (B)  a  merger or consolidation  effected to  implement a  recapitalization of the Company  (or similar  transaction) in which  no "person"

               (as  hereinabove  defined) acquires  more  than  30% of  the combined voting  power  of the  Company's  then  outstanding securities; or (v) the stockholders of the Company approve a plan of complete liquidation of  the Company or an agreement for  the  sale  or disposition  by  the  Company  of all  or substantially all of the Company's assets.

                    (b)  A "Potential Change in Control" shall be deemed to

               have occurred if:

                         (i)  the  Company  enters  in  an  agreement,  the

                    consummation of which would result in the occurrence of

                    a Change in Control of the Company,

                        (ii) any person (including the Company) publicly

                    announces an intention to take or to consider taking

                    actions  which, if consummated, would constitute a Change

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                    in Control of the Company; or

                       (iii)  the  Board of Directors of the Company adopts

                    a resolution to the  effect that, for purposes  of this

                    Agreement, a Potential Change in Control of the Company

                    has occurred.

               2.   Term of the Agreement.

                    The term of this  Agreement (the "Term") shall commence

          on July 9, 1993 and shall continue in effect through December 31,

          1994;  provided, however, that commencing  on January 1, 1995 and each  January  1  thereafter,  the Term  shall  be  automatically extended for one additional year unless, not later than September

          30 of the preceding  calendar year, the Company shall  have given you  written notice  that  the Term  will  not be  extended;  and provided  further that,  if a  Change in  Control of  the Company shall have occurred  during the original  or extended Term,  this

          Agreement shall continue in effect for a period of not  less than

          24  months beyond  the  month in  which  such Change  in  Control occurred.

               3.   Change in Control; Potential Change in Control.

                    (a)  No benefits shall be payable  under this Agreement

               unless there has  been a  Change in Control  of the  Company during the Term.

                    (b)  You agree that,  notwithstanding any provision  to

               the  contrary in this Agreement, in the event of a Potential

               Change  in Control of the Company,  you will not voluntarily resign as an employee  of the Company until the  earliest of

               (A) a date  which is six (6) months after  the occurrence of such Potential

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               Change in  Control of the Company or  (B) the

               termination  by   you  of  your  employment   by  reason  of

               Disability  as defined in Section 4(b)(i) or for Good Reason as defined in Section 4(b)(iii).

               4.   Employment  Status;  Termination  Following  Change  in

                    Control.

                    (a)  You  acknowledge  that  this  Agreement  does  not

               constitute a contract of employment or impose on the Company any  obligation  to  retain  you  as  an employee  and  this

               Agreement  does  not  prevent   you  from  terminating  your

               employment at any time  except as provided in  Section 3(b).

               If  your  employment with  the  Company  terminates for  any reason  and  subsequently a  Change  in  Control shall  have

               occurred,  you  shall  not   be  entitled  to  any  benefits

               hereunder.    Any  termination  of your  employment  by  the

               Company  or  by you  following a  Change  in Control  of the

               Company  during the  Term shall  be communicated  by written notice of termination ("Notice of Termination") to the other

               party  hereto in accordance with  Section 10.   The "Date of

               Termination"   shall  mean  the   effective  date   of  such

               termination  as  specified  in  the  Notice  of  Termination

               (provided that  no such Notice of  Termination shall specify an effective date more  than 180 days after the date of such

               Notice of Termination).

                    (b)  Notwithstanding anything to  the contrary  herein,

               you  shall be entitled to the benefits provided in Section 5 only if a Change  in Control shall have occurred  during the

               Term and

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

               your employment  with the Company  is subsequently

               terminated or terminates within  24 months after such Change in Control, unless  such termination is (A)  because of your death, (B)  by the  Company  for Disability  [as defined  in

               Section 4(b)(i)] or Cause  [as defined in Section 4(b)(ii)],

               or (C)  by you  other than for  Good Reason  [as defined  in

               Section 4(b)(iii)].

                         (i)  Disability.   If, as  a result of  incapacity

                    due to  physical or mental illness, you shall have been

                    absent from  the full-time  performance of  your duties

                    with the  Company for  six (6) consecutive  months and,

                    within  thirty  (30)  days  after  written   notice  of

                    termination  is  given  to  you,  you  shall  not  have

                    returned to the  full-time performance of  your duties,

                    your  employment may  be  terminated for  "Disability."

                    Any  termination  for Disability  under  this Agreement

                    shall  not affect  any  rights you  may otherwise  have

                    under the Company's Long-Term Disability Plan.

                        (ii)  Cause.   Termination by  the Company  of your

                    employment for "Cause" shall mean termination (A)  upon

                    your  willful  and continued  failure  to substantially

                    perform your  duties with  the Company [other  than any

                    such  failure  resulting from  your  incapacity  due to

                    physical  or  mental  illness  or any  such  actual  or

                    anticipated failure  after the issuance of  a Notice of

                    Termination  by  you  for  Good Reason  as  defined  in

                    Section 4(b)(iii)],  provided that a written demand for

                    substantial performance  has
                    been  delivered to  you by

                    the  Company  specifically  identifying the  manner  in

                    which   the   Company  believes   that  you   have  not

                    substantially  performed your duties  and you  have not

                    cured such  failure within  30 days after  such demand,

                    (B)  by  reason of  your  willful  misconduct which  is

                    demonstrably and materially injurious to the Company or

                    (c) your conviction of a felony from which no appeal is

                    taken (or which is affirmed upon appeal).  For purposes

                    of  this subsection, no act  or failure to  act on your

                    part shall  be deemed "willful" unless  done or omitted

                    to  be  done  by you  not  in  good  faith and  without

                    reasonable belief  that your action or  omission was in

                    the best interest of the Company.

                      (iii)   Good Reason.  For purposes of this Agreement,

                    "Good Reason" shall mean, without your written consent,

                    the occurrence after a Change in Control of the Company

                    of any  of the  following circumstances unless,  in the

                    case  of paragraphs  (A), (C),  (D),  (F) or  (G), such

                    circumstances are fully corrected  prior to the Date of

                    Termination [as  defined in Section 4(a)]  specified in

                    the Notice of Termination  [as defined in Section 4(a)]

                    given in respect thereof:

                              (A)  the  failure of the  Company to continue

                         your  employment in  a  senior executive  position

                         which,  in your reasonable judgment, has authority

                         and

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                         responsibility  comparable to  your authority

                         and  responsibility  with the  Company immediately

                         preceding the date  of a Change  in Control or  at

                         any time thereafter; the  assignment to you of any

                         duties   or   responsibilities   which,  in   your

                         reasonable  judgment  are  inconsistent with  your

                         authority  or  responsibility  with   the  Company

                         preceding the  date of a  Change in Control  or at

                         any time  thereafter; or  any removal of  you from

                         such  authority  or   responsibility,  except   in

                         connection with the termination of your employment

                         for Disability,  Cause, as a result  of your death

                         or by you other than for Good Reason;

                              (B)  any reduction in your annual base salary

                         as in effect on the date hereof or as the same may

                         be increased from time to time;

                              (C)  the failure  of the Company  to continue

                         in  effect  any material  compensation  or benefit

                         plan in which you participate immediately prior to

                         the  Change  in   Control,  unless  an   equitable

                         arrangement (embodied in an ongoing  substitute or

                         alternative plan) has  been made  with respect  to

                         such  plan,  or  the  failure by  the  Company  to

                         continue  your participation  therein (or  in such

                         substitute or  alternative plan)  on  a basis  not

                         materially less  favorable, both  in terms of  the

                         amount of benefits provided  and the level of your

                         participation


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                         relative to  other participants,  as

                         existed at the  time of the  Change in Control  or

                         the failure  by the Company to  award cash bonuses

                         to   its   executives  in   amounts  substantially

                         consistent  with  past practice  in  light of  the

                         Company's financial performance;

                              (D)  the failure  by the Company  to continue

                         to provide you with benefits substantially similar

                         to those enjoyed by you under any of the Company's

                         life insurance,  medical, health and  accident, or

                         disability plans in  which you were  participating

                         at the time  of the Change in  Control, the taking

                         of any action by  the Company which would directly

                         or   indirectly  materially  reduce  any  of  such

                         benefits, or the failure by the Company to provide

                         you with the number of paid vacation days to which

                         you are entitled on the basis  of years of service

                         with the Company in accordance with the  Company's

                         normal vacation  policy in  effect at the  time of

                         the Change in Control;

                              (E)  the failure of  the Company to obtain  a

                         satisfactory  agreement  from  any   successor  to

                         assume  and agree  to  perform the  Agreement,  as

                         contemplated in Section 8; or

                              (F)  any   purported   termination  of   your

                         employment  which is  not effected  pursuant to  a

                         Notice of Termination satisfying  the requirements

                                          10

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                         of Section 10,  which purported termination  shall

                         not be effective for purposes of this Agreement.

               5.   Compensation Upon Termination; Vesting of Stock.

                    Following a Change in Control of the Company, you shall

          be  entitled  to  the  following  benefits  during  a  period  of disability, or upon termination  of your employment, as the  case may be, provided  that such period  or termination occurs  during the  Term;  provided, however,  that  the  vesting  set forth  in

          Subsection  5(d)  shall be  required as  of  the occurrence  of a

          Change  in   Control  regardless  of   whether  your   employment

          terminates during the Term  and regardless of the reason  for the termination of employment:

                    (a)  During any  period that  you fail to  perform your

               full-time duties with the Company as a  result of incapacity due  to physical  or mental  illness, you shall  continue to receive base salary and all other earned compensation at the rate  in  effect at  the  commencement  of  any such  period

               (offset  by  all  compensation  payable  to  you  under  the

               Company's disability  plan or program or  other similar plan during  such  period) until  your  employment  is terminated

               pursuant  to Section 4(b)(i) hereof.   Thereafter, or in the

               event your employment is terminated by reason of death, your benefits shall be  determined under the  Company's long-term disability,  retirement,  insurance  and other  compensation programs then in effect in accordance with the terms of such programs.

                    (b)  If  your  employment shall  be  terminated  by the

               Company  for  Cause or  by you  other  than for  Good Reason

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               following Change in Control, the Company shall pay  you your full base salary and all other compensation through the Date of Termination at the rate in effect at  the time the Notice of Termination is given, plus all other amounts to which you are entitled under any  employment contract with the Company or  under any compensation plan  of the Company  at the time such payments are due, and the Company shall have no further obligations to you under this Agreement.



                    (c)  If your  employment with the Company is terminated

               by the  Company (other  than for  Cause, Disability or  your death)  or by  you for  Good Reason  within 24  months after

               Change  in Control,  then  you  shall  be  entitled  to  the benefits below:

                         (i)  the Company  shall pay  to you (A)  your full

                    base salary and all other compensation through the Date

                    of  Termination at the rate  in effect at  the time the

                    Notice of Termination  is given, no later than the full

                    fifth day  following the Date of  Termination, plus all

                    other  amounts  to which  you  are  entitled under  any

                    compensation  plan  of the  Company  at  the time  such

                    payments are due, (B) if you  so elect, in lieu of your

                    right  to  continue  to receive  deferred  compensation

                    under  any  deferred compensation  plan of  the Company

                    then  in  effect, no  later  than  the fifth  full  day

                    following the  Date of Termination,  a lump-

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                    sum amount,

                    in cash,  equal to  the deferred amounts  together with

                    any earnings  credited on such amounts  under such plan

                    and (C)  if you  so elect,  in  lieu of  your right  to

                    continued payments under  any employment contract  with

                    the Company, no later than the fifth full day following

                    the Date  of Termination,  a lump-sum amount,  in cash,

                    equal to the total of such continued payments;

                         (ii) the Company  shall pay  as  severance pay  to

                    you,  at the time specified in  Subsection (e) below, a

                    lump-sum  severance payment (together with the payments

                    provided  in  paragraph  (iv)  below)  (the  "Severance

                    Payments") in an amount  equal to 300% of your  highest

                    annual base  salary  in effect  during  the  three-year

                    period ending  the Date  of Termination, offset  by the

                    amount, if  any, which you  are entitled to  receive as

                    severance  benefits  under   any  employment   contract

                    between the Company and you;

                        (iii) the Company  shall pay to you  all legal fees

                    and  expenses  incurred  by you  as  a  result  of such

                    termination (including all such  fees and expenses,  if

                    any,  incurred  in  contesting or  disputing  any  such

                    termination  or in  seeking  to obtain  or enforce  any

                    right  or  benefit provided  by  this  Agreement or  in

                    connection  with any  tax  audit or  proceeding to  the

                    extent attributable to the application of Section  4999

                    of  the Internal Revenue Code  of 1986, as amended (the

                    "Code") to any payment or benefit provided hereunder);

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                         (iv) for a period of twelve (12) months after your

                    Date  of  Termination,  the Company  shall  arrange  to

                    provide you with life, disability, dental, accident and

                    group health insurance  benefits substantially  similar

                    to those which you  were receiving immediately prior to

                    the   Notice  of  Termination.     Notwithstanding  the

                    foregoing, the  Company shall  not provide any  benefit

                    otherwise receivable by you  pursuant to this paragraph

                    (iv) if  an equivalent benefit is  actually received by

                    you  prior to the end of such  12 month period, and any

                    such benefit actually received by you shall be reported

                    to the Company; and

                         (v)  you  shall be  entitled  to  any benefits  or

                    payments to which  you may be entitled  under any other

                    plan  or  program of  the Company  in  which you  are a

                    participant at the time of your termination.

                    (d)  As of the occurrence of the Change  in Control you

               shall  become vested in any shares of the Company awarded to you under the  Long-Term Incentive Plan  of the Company  and not  previously  vested,  or  in any  additional  shares  or substitute shares issued  to reflect a change  in the shares of Common Stock  of the Company or a stock dividend or stock split distributable in shares of common stock of the Company or  a change  in capital  structure of  the Company,  all as provided in Section 16 of the Long-Term Incentive Plan.

                    (e)  The payments  provided for in Subsections 5(b) and

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               (c) shall be made not later than the fifth day following the

               Date of Termination; provided, however, that, if the amounts of such payments  cannot be finally determined on  or before such day,  the Company  shall  pay to  you  on such  day  an estimate, as determined in good faith by the Company, of the minimum amount of such payments  and shall pay the remainder of such  payments (together with interest  at the applicable federal rate provided for in Section 7872(f)(2) of the Code)

               as soon as the  amount thereof can  be determined but in  no event  later than  the  thirtieth  day  after  the  Date  of

               Termination.   In the event that the amount of the estimated

               payments exceeds the amount subsequently determined to  have been due, such excess shall constitute a loan by the Company to you, payable on the fifth day after demand by the Company

               (together  with  interest  at  the applicable  federal  rate provided in Section 7872(f)(2) of the Code).

                    (f)  Except  as  provided  in  the  second  sentence of

               Subsection  5(c)(iv) hereof,  you shall  not be  required to mitigate  the  amount of  any payment  provided for  in this

               Section  5 by  seeking  other employment  or otherwise,  nor shall the amount of  any payment or benefit provided  for in this  Section 5 be reduced by any compensation earned by you as a result of employment by another employer, by retirement benefits  or by offset against any amount claimed to be owed by you to the Company or otherwise.

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               6.   Excise Tax Limitation.

                    (a)  Notwithstanding anything in this Agreement  to the

               contrary,  in the  event  it shall  be  determined that  any payment or  distribution  by  the Company  to  or  for  your

               benefit  (whether   paid  or  payable   or  distributed   or

               distributable  pursuant to  the terms  of this  Agreement or otherwise)  (a "Payment")  would  be  nondeductible  by  the

               Company for  federal income tax purposes  because of Section

               280G  of  the Code,  then  the  aggregate present  value  of amounts payable or distributable to you or for your  benefit pursuant  to this Agreement  (such payments or distributions pursuant to  this Agreement  are hereinafter referred  to as

               "Total Payments")  shall be  reduced to the  Reduced Amount.

               The "Reduced Amount" shall be an amount expressed in present value which  maximizes the aggregate present  value of Total

               Payments without causing any  Payment to be nondeductible by

               the  Company because  of  Section 280G  of  the Code.    For

               purposes  of   this  Section  6,  present   value  shall  be

               determined  in accordance  with  Section 280G(d)(4)  of  the

               Code.

                    (b)  All determinations  required to be made under this

               Section 6 shall  be made by the Company's independent public accountants  (the  "Accounting  Firm")  which  shall provide detailed supporting calculations both to the Company and the

               employee.   Any  such determination  by the  Accounting Firm

               shall be binding upon the Company and the employee.

                    (c) As a result of the uncertainty in the application of

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               Section 280G  of the  Code at  the time  of  the initial

               determination  by  the  Accounting  Firm  hereunder,  it  is possible that Payments  will have been  made by the  Company which should not have been made ("Overpayment")  or that the additional  Payments which  will not  have been made  by the

               Company could have been made ("Underpayment"), in each case,

               consistent  with  the  calculations   required  to  be  made

               hereunder.   In the  event that  the Accounting  Firm, based

               upon the  assertion of a deficiency by  the Internal Revenue

               Service  against  the  employee  which  the Accounting  Firm believes has  a high probability of  success determines that an  Overpayment has been made,  any such Overpayment paid or distributed  by the  Company to  or for  the benefit  of the employee  shall be  treated for  all purposes  as a  loan ab initio to the employee which the employee shall repay to the

               Company  together  with interest  at the  applicable federal rate  provided  for  in  Section  7872(f)(2)  of  the  Code;

               provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the  employee to the  Company if  and  to the  extent  such deemed  loan  and payment  would not  either reduce  the amount  on  which the employee  is subject to tax under Section 1 and Section 4999

               of the  Code or  generate a  refund of such  taxes.   In the

               event  that  the  Accounting  Firm,  based upon  controlling precedent or other substantial authority, determines that an

               Underpayment has  occurred, any  such Underpayment  shall be promptly paid by the  Company to or for  the benefit of  the employee together

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               with  interest at  the applicable  federal

               rate provided for in Section 7872(f)(2) of the Code.

               7.   Sale of Division.

                    If the Company sells  substantially all of its business

          assets  to an entity (the "Purchaser") which is not controlled by

          Dumaines Trust or Amoskeag,  you will be entitled to  receive the

          Change in  Control Severance  Benefits on  the effective  date of such sale.  In determining such benefits, the hospitalization  or medical  reimbursement plan in  effect immediately preceding such effective  date  shall  be  continued in  effect  without  change

          (except any change that  may be mandated by  law) for the  period

          for which  you  are entitled  to coverage.   Notwithstanding  the

          foregoing, the  Change in Control Severance Benefits shall not be payable if you  enter the employment of the Purchaser,  or if you fail  to enter such employment  but the Purchaser  offers you the following:  (i) employment in  a senior executive position having authority  and responsibility  comparable  to your  authority and responsibility with the  Company immediately preceding  the sale,

          and  (ii) compensation and benefits at least as great as provided to  you by the Company  immediately preceding the sale, including without  limitation  severance  benefits  in the  event  of  your termination of employment with the Purchaser at least as great as herein  provided (but not conditioned  on a change  in control of

          the  Purchaser).   Notwithstanding  the preceding  sentence,  the

          vesting set forth  in Subsection  5(d) shall be  required on  the effective date of the sale,  regardless of any subsequent events.

          For  the   purpose  of

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

          determining  whether   the  Purchaser  is

          controlled by Dumaines  Trust or Amoskeag, control shall mean the ownership  of  voting  rights  sufficient  to  elect at  least  a majority  of the  members  of  the  Board  of  Directors  of  the

          Purchaser.

               8.   Waiver of Claims

                    Notwithstanding any provisions of this Agreement to the

          contrary, no payments  shall be  made to you  under Section  5(c)

          unless  and until you shall  have waived and  released all claims which  you  may have  against  the  Company  as of  the  date  of

          execution   of  the   waiver  and  release,   including,  without

          limitation,  claims under  the Age  Discrimination  in Employment

          Act, but  excluding claims for  benefits under this  Agreement or claims under any employee benefit plan maintained by the Company.

               9.   Successors; Binding Agreement.

                    (a)  The  Company will  require any  successor (whether

               direct or  indirect, by purchase,  merger, consolidation  or otherwise) to  all or substantially  all of the  business or assets  of the  Company  expressly to  assume  and agree  to perform  this Agreement to the  same extent that the Company would  be required to perform  it if no  such succession had taken place.  Failure of the Company to obtain an assumption

               of  this  Agreement  prior   to  the  effectiveness  of  any

               succession shall  be a  breach of this  Agreement and  shall entitle  you to  compensation from the  Company in  the same amount  and on  the  same terms  as  you would  be  entitled hereunder  if you  had terminated  your employment  for Good

               Reason immediately after
               a Change in Control of the Company,

               except that for purposes  of implementing the foregoing, the date on which any such succession becomes effective shall be deemed  the Date of Termination.  As used in this Agreement,

               "Company"  shall mean the  Company as defined  above and any successor  to  its business  or  assets  as aforesaid  which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                    (b)  This Agreement  shall inure to the  benefit of and

               be  enforceable by  your personal or  legal representatives,

               executors, administrators,  successors, heirs, distributees,

               devisees and legatees.   If you should die while  any amount

               would still be payable to you hereunder if you had continued

               to live, all such amounts, unless otherwise provided herein,

               shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or if there is no such designee, to your estate.

               10.  Notice.

                    For  the purposes  of this  Agreement, notices  and all

          other communications provided for in  this Agreement shall be  in writing and shall be  duly given when delivered or when mailed by

          United  States  registered  or  certified  mail,  return  receipt requested, postage  prepaid, addressed to the  General Counsel of the Company, at 326 East Stadium Drive, Eden, North Carolina, and

          to  you at the  address shown below  or to such  other address as either  the Company or  you may  have furnished  to the  other in writing  in accordance herewith, except  that notice of change of address shall be

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

          effective only upon receipt.

               11.  Miscellaneous.

                    (a)  The   invalidity   or   unenforceability  of   any

               provision of this Agreement shall not affect the validity or enforceability  of any  other provision  of this  Agreement,

               which shall remain in full force and effect.

                    (b)  The  validity,  interpretation,  construction  and

               performance of this Agreement shall be governed by  the laws of the State of North Carolina.

                    (c)  No waiver by you at any time of  any breach of, or

               compliance  with,  any provision  of  this  Agreement to  be performed by the Company shall be deemed a waiver of that or any other provision at any subsequent time.

                    (d)  This   Agreement  may   be  executed   in  several

               counterparts,  each  of  which  shall  be  deemed  to  be an original but all  of which together will  constitute one and the same instrument.

                    (e)  Any payments provided for  hereunder shall be paid

               net of  any applicable  withholding required  under federal,

               state or local law.

                    (f)  This Agreement sets forth the entire  agreement of

               the  parties  hereto  in   respect  of  the  subject  matter

               contained   herein  and  supersedes  all  prior  agreements,

               promises,    covenants,     arrangements,    communications,

               representations or warranties,  whether oral or written,  by any officer, employee or representative of any party hereto;

               and  any prior agreement
               of the parties hereto in respect of

               the subject matter contained herein is hereby terminated and cancelled.



               If  this letter  sets  forth our  agreement  on the  subject matter hereof, kindly sign and return to the Company this letter,

          which will then constitute our agreement on this subject.

                                             Sincerely,

                                             FIELDCREST CANNON, INC.



                                             By:  /s/ James  M. Fitzgibbons

                                                  James M. Fitzgibbons
                                                  Chairman and Chief
                                                    Executive Officer

          Agreed to this   13th  day
          of July, 1993.



          /s/ Robert E. Dellinger
               (Signature)

          Robert E. Dellinger
               Print Name

          Address:

          14 Joanna Way

          Summit, NJ  07901



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